UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 14, 2007
CapitalSouth Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-51660	63-1026645
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2340 Woodcrest Place Suite 200	35209
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 205-870-1939
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23 CONSENT OF INDEPENDENT AUDITORS
EX-99(A)(1) INDEPENDENT AUDITOR'S REPORT
EX-99(A)(2) CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL CONDITION
EX-99(B) UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Explanatory Note: This Amendment No. 1 amends the Current Report on Form 8-K dated September 14, 2007 to provide the financial statement information required by Item 9.01 which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
1.	The audited consolidated statements of financial condition of Monticello Bancshares, Inc. and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations, cash flows, and changes in stockholders’ equity for each of the years in the three year period ended December 31, 2006, and the related notes and reports of independent registered public accounting firm related thereto (collectively, the “Audited Financial Information”).

2.	The unaudited consolidated condensed statements of financial condition of Monticello Bancshares, Inc. as of June 30, 2007, December 31, 2006, the unaudited consolidated condensed statements of operations for the three and six months ended June 30, 2007 and 2006, the unaudited statements of cash flows for the six months ended June 30, 2007 and 2006, and the unaudited consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2007, and the related notes thereto (collectively, the “Unaudited Financial Information”).
(b) Pro Forma Financial Information
1.	CapitalSouth Bancorp and Monticello Bancshares, Inc. unaudited pro forma condensed combined balance sheet at June 30, 2007, and the unaudited pro forma condensed combined summaries of income for the six months ended June 30, 2007 and for the year ended December 31, 2006, and the related notes to the unaudited pro forma condensed combined financial information (collectively, the “Pro Forma Financial Information”).
(c) Exhibits

(23)	Consent from Stevens, Powell & Company, P.A.

(99)(a)(1)	Audited Financial Information

(99)(a)(2)	Unaudited Financial Information

(99)(b)	Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CapitalSouth Bancorp
Date: November 21, 2007	By:	/s/ Carol Marsh
Carol Marsh
Chief Financial Officer